                                                                  EXHIBIT 10.1

                              PURCHASE AGREEMENT

                                   between

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                                    Seller

                                     and

                  CATERPILLAR FINANCIAL FUNDING CORPORATION

                                  Depositor

                              Dated as of [Date]

                               TABLE OF CONTENTS

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                                       -ii-

      PURCHASE AGREEMENT,  dated as of [Date],  between CATERPILLAR  FINANCIAL
SERVICES CORPORATION,  a Delaware corporation,  as seller (the "Seller"),  and
CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation,  as purchaser
(the "Depositor").

      WHEREAS  in  the  regular  course  of  its  business,   the  Seller  has
originated or purchased certain  fixed-rate retail  installment sale contracts and finance lease  contracts  secured by new and used machinery and equipment;
and

      WHEREAS  the  Seller  and the  Depositor  wish to set  forth  the  terms pursuant to which the Receivables  (as hereinafter  defined) are to be sold by the Seller to the  Depositor,  which  Receivables  will be  transferred by the
Depositor,  pursuant  to the  Sale and  Servicing  Agreement  (as  hereinafter defined),  to  Caterpillar  Financial  Asset Trust  200[_]-[_]  (the  "Issuing
Entity"),  and the Issuing  Entity will issue (i) an Asset Backed  Certificate
(the "Certificate")  pursuant to the Trust Agreement (as hereinafter defined), which will represent an undivided  interest in the Issuing Entity and (ii) the
Notes (as  hereinafter  defined)  pursuant to the  Indenture  (as  hereinafter defined), which will represent obligations of the Issuing Entity.

      NOW,  THEREFORE,  in  consideration  of the  foregoing,  other  good and valuable  consideration  and the mutual terms and covenants  contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                             CERTAIN DEFINITIONS

SECTION 1.01.     Definitions.  Except  as  otherwise  specified  herein or as the context may otherwise  require,  the following  terms have the  respective meanings set forth below for all purposes of this Agreement.

      "Administration  Agreement" means the Administration Agreement, dated as
of  [Date],   among  the  Issuing  Entity,  the  Depositor,   the  Seller,  as
administrator,  and [Name of Indenture Trustee],  as indenture trustee, as the same may be amended, modified or supplemented from time to time.

      "Affiliate"  means,  with  respect to any  specified  Person,  any other
Person  controlling  or  controlled  by or  under  common  control  with  such specified Person.  For the purposes of this definition,  "control",  when used with  respect  to  any  specified  Person,  means  the  power  to  direct  the management and policies of such Person,  directly or  indirectly,  by contract or otherwise;  and the terms "controlled by,"  "controlling" and "under common control with" have meanings correlative to the foregoing.

      "Affiliate  Trust  Security  Interest"  has  the  meaning  specified  in
Section 4.03(b).

      "Agreement" means this Purchase  Agreement,  as the same may be amended, modified or supplemented from time to time.

      "Assignment"  means  the  document  of  assignment,  a form of  which is attached as Exhibit A.

      "Basic Documents" has the meaning specified in the Indenture.

      "Certificate" has the meaning specified in the Trust Agreement.

      "Closing Date" means [Date].

      "Contract"  has  the  meaning   specified  in  the  Sale  and  Servicing
Agreement.

      "Custodian"  means [Name of  Custodian],  in its  capacity as  custodian under the Custodial Agreement, and its successors in such capacity.

      "Custodial  Agreement"  means  the  Custodial  Agreement,  dated  as  of
[Date],  among  the  Seller,  the  Depositor,   the  Issuing  Entity  and  the
Custodian,  as the same may be amended,  modified or supplemented from time to time.

      "Depositor" means Caterpillar  Financial Funding  Corporation,  a Nevada corporation, its successors and assigns.

      "Indenture"  means  the  Indenture,  dated  as of  [Date],  between  the
Issuing Entity and [Name of Indenture  Trustee],  as indenture trustee, as the same may be amended, modified or supplemented from time to time.

      "Issuing   Entity"   means  the   Caterpillar   Financial   Asset  Trust
200[_]-[_], a Delaware statutory trust.

      "Notes"  means the Class A-1 [__]%  Asset  Backed  Notes,  the Class A-2
[__]% Asset Backed Notes,  the Class A-3 [__]% Asset Backed  Notes,  the Class
A-4 [__]% Asset  Backed  Notes and the Class B [__]% Asset Backed Notes issued pursuant to the Indenture.

      "Other Equipment" has the meaning specified in Section 4.03(b).

      "Other Obligation" has the meaning specified in Section 4.03(a).

      "Other Security Interest" has the meaning specified in Section 4.03(a).

      "Person" means any individual,  corporation,  estate, partnership, joint venture,  association,  joint stock company, trust, limited liability company,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      "Prospectus"  means the Prospectus  (which consists of a base prospectus dated [Date], and a prospectus  supplement dated [Date]) pursuant to which the
Notes were offered.

      "Receivable"  has  the  meaning  specified  in the  Sale  and  Servicing
Agreement.

      "Receivable   Security   Interest"   has  the   meaning   specified   in
Section 4.03(a).

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      "Repurchase Event" has the meaning specified in Section 6.02(a).

      "Sale and Servicing  Agreement" means the Sale and Servicing  Agreement, dated as of [Date],  among the Issuing Entity,  the Depositor (in its capacity
as  seller   thereunder)   and  the  Seller  (in  its   capacity  as  Servicer
thereunder),  as the same may be amended,  modified or supplemented  from time to time.

      "Schedule  of  Receivables"  means the list of  Receivables  annexed  as
Schedule  A  (which  may be in the  form of  microfiche),  as the  same may be amended, modified or supplemented from time to time.

      "Seller" means Caterpillar  Financial Services  Corporation,  a Delaware
corporation, its successors and assigns.

      "Trust Agreement" means the Amended and Restated Trust Agreement,  dated as of [Date],  between the  Depositor  and [Name of Owner  Trustee],  as owner trustee,  as the same may be amended,  modified or  supplemented  from time to time.

      "UCC" means the  Uniform  Commercial  Code as in effect in the  relevant jurisdiction, as amended from time to time.

SECTION 1.02.     Other Definitional Provisions.

(a)               Capitalized  terms  used  herein and not  otherwise  defined have the meanings  assigned to them in the Sale and Servicing  Agreement or,  if not  defined  therein,  in  the  Indenture,  or if  not  defined therein, in the Trust Agreement.

(b)               All terms defined in this Agreement  shall have the meanings contained  herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)               As  used  in  this  Agreement  and in any  document  made or
      delivered  pursuant  hereto,   accounting  terms  not  defined  in  this
      Agreement or in any such other  document,  and  accounting  terms partly defined in this  Agreement  or in any such other  document to the extent not  defined,  shall have the  respective  meanings  given to them under generally  accepted  accounting  principles.  To  the  extent  that  the definitions  of accounting  terms in this Agreement or in any such other document  are  inconsistent  with  the  meanings  of  such  terms  under generally accepted accounting  principles,  the definitions contained in this Agreement or in any such other document shall control.

(d)               The  words  "hereof,"  "herein,"  "hereunder,"  and words of similar  import  when  used  in  this  Agreement  shall  refer  to  this
      Agreement  as a  whole  and  not to any  particular  provision  of  this
      Agreement;  Section,  Schedule and Exhibit references  contained in this
      Agreement are  references  to Sections,  Schedules and Exhibits in or to this Agreement unless otherwise  specified;  the term "including"  shall
      mean  "including  without   limitation";   and  the  term  "or"  is  not
      exclusive.  Terms used  herein  that are defined in the New York UCC and not  otherwise  defined  herein shall have the meanings set forth in the
      New York UCC.  Any  reference  herein to the  Administration  Agreement,

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      the  Custodial  Agreement,   the  Indenture,   the  Sale  and  Servicing
      Agreement or the Trust  Agreement  means such  agreement as in effect on the Closing Date.

(e)               The  definitions  contained in this Agreement are applicable to the  singular  as well as the  plural  forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                 ARTICLE II

                          CONVEYANCE OF RECEIVABLES

SECTION 2.01.     Conveyance of Receivables.  In  consideration of the sale on the  Closing  Date of $[__]  in  Contract  Balance  of  Receivables  as of the
Cut-off Date,  the Depositor  shall deliver to or upon the order of the Seller cash in an amount of $[__].  The Seller does hereby  sell,  transfer,  assign, set over and otherwise convey to the Depositor,  without recourse  (subject to the  obligations  herein),  all  right,  title  and  interest  in  and  to the following, whether now owned or hereafter acquired:

(a)               all right,  title and  interest  of the Seller in and to the
      Receivables,  and all monies (including accrued interest) due thereunder on or after the Cut-off Date;

(b)               the  interests  of the Seller in the  security  interests in
      the  Transaction   Equipment   granted  by  Obligors   pursuant  to  the
      Receivables  and any other  interest  of the Seller in such  Transaction
      Equipment, including any Liquidation Proceeds;

(c)               the interest  and rights of the Seller in any proceeds  with respect to the Receivables  from claims on any physical  damage,  credit life,  liability or  disability  insurance  policies  covering  Financed
      Equipment or Obligors, as the case may be;

(d)               the  interest of the Seller in any  proceeds of  repossessed or returned Transaction Equipment;

(e)               the  interest of the Seller in any  proceeds  from  recourse to, or other payments by, Dealers on Receivables; and

(f)               the proceeds of any and all of the foregoing.

      It is the express  intent of the parties  hereto that the  conveyance of the  Receivables  and the other property  described above by the Seller to the
Depositor as provided in this  Agreement  be, and be  construed  as, a sale of the  Receivables  by the  Seller to the  Depositor.  It is,  further,  not the intention  of the  parties  that  such  conveyance  be  deemed a pledge of the
Receivables  or the  other  property  described  above  by the  Seller  to the
Depositor  to secure a debt or other  obligation  of the Seller.  However,  in the event,  notwithstanding the intent of the parties,  the Receivables or the other property  described  above are held to be property of the Seller,  or if for any reason this Agreement is held or deemed to create a security  interest in the  Receivables  or the other  property  described  above  then,  (a) this
Agreement  shall be a security  agreement  within the  meaning of Article 9 of the New York  UCC;  and  (b) the  Seller  hereby  grants  to the  Depositor  a security interest in all of the Seller's right,  title, and interest,  whether now owned or hereafter  acquired,  in and to the property described in clauses

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(a)  through  (f)  above,  in order to secure  the  obligations  of the Seller hereunder.  In connection  herewith,  the  Depositor  (or its assignee)  shall have all of the rights and remedies of a secured party and creditor  under the
UCC.

      Any  assignment  of the  interest  of the  Depositor  pursuant  to  this
Section  2.01 shall also be an  assignment  of the security  interest  created hereby.  The Seller and the Depositor  shall,  to the extent  consistent  with this Agreement,  take such actions as may be necessary to ensure that, if this
Agreement  creates a  security  interest  in the  Receivables,  such  security interest  would be a  perfected  security  interest  of first  priority  under applicable  law and  will be  maintained  as such  throughout  the term of the
Agreement.

SECTION 2.02.     Ownership and Custody of Receivables Files.

(a)               Upon the  acceptance  by the  Seller of the amount set forth in  Section 2.01,  the ownership of each  Receivable and the contents of the related Receivables File shall be vested in the Depositor.

(b)               In connection with the sale of the  Receivables  pursuant to
      Section 2.01,  within 30 days of the  Closing  Date,  the  Seller  shall deliver  each  Receivable  File  to  the  Custodian  on  behalf  of  the
      Depositor.

SECTION 2.03.     Books and Records.

      The  transfer of each  Receivable  shall be  reflected  on the  Seller's balance  sheets and other  financial  statements  prepared in accordance  with generally accepted accounting  principles as a sale of assets by the Seller to the Depositor.  The Seller shall be  responsible  for  maintaining,  and shall maintain, a complete and accurate set of accounts,  records and computer files for each Receivable  which shall be clearly marked to reflect the ownership of each Receivable by the Depositor.

SECTION 2.04.     Custody  of  Receivable  Files.  Pursuant  to the  Custodial
Agreement  the  Depositor  has  appointed  the  Custodian,  and the  Custodian accepted such appointment, to act as custodian of the Receivables Files.

SECTION 2.05.     Certifications by the Servicer and the Custodian.

(a)               In  accordance  with the  terms  of the  Sale and  Servicing
      Agreement,  the Servicer  will review the  Receivable  Files and deliver the certification  required by Section 3.05(a) of the Sale and Servicing
      Agreement.

(b)               In  accordance  with the terms of the  Custodial  Agreement, the Custodian will review each of the  Receivable  Files and deliver the certifications  or notices  required by to  Sections  3.1 and 4.1 of the
      Custodial   Agreement.   It  is   understood   that  the  scope  of  the
      Custodian's  review  of  the  Receivable  Files  is  limited  solely  to confirming  that  it has  received  each  Receivable  File.  The  Seller agrees  to use  reasonable  efforts  to  cause  to be  delivered  to the
      Custodian any Receivable  File that the Custodian  determines is missing
      and  to  cause  to  be   remedied  a  material   defect  in  a  document
      constituting  part of a Receivables  File. If,  however,  within 60 days after it has  delivered  the  Receivable  Files to the Custodian (A) the

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      Seller has not caused such  missing  Receivable  File to be delivered or
      (B) the Seller has not caused to be remedied any such  material  defect, and such defect  materially  and  adversely  affects the interest of the
      Depositor  in  the  related  Receivable,  the  Seller  shall  remit  the
      Purchase  Amount with respect to such  Receivable to the Depositor.  The sole remedy of the  Depositor,  the Issuing  Entity,  the Owner Trustee,
      the Indenture  Trustee,  the Noteholders or the  Certificateholder  with respect  to a breach  shall  be to  require  the  Seller  to  repurchase
      Receivables  pursuant  to  this  Section,   subject  to  the  conditions
      contained  herein.  The Owner  Trustee shall have no duty to conduct any
      affirmative   investigation  as  to  the  occurrence  of  any  condition requiring the repurchase of any Receivable pursuant to this Section.

SECTION 2.06.     The Closing.

      The conveyance of the  Receivables  and the other property  described in
Section 2.01  shall take place on the Closing  Date,  simultaneously  with the closing of the transactions  contemplated by the Sale and Servicing Agreement, the Indenture,  the underwriting agreements related to the Notes and the other
Basic Documents.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

SECTION 3.01.     Representations  and Warranties of Depositor.  The Depositor
hereby  represents  and warrants to the Seller as of the date hereof and as of the Closing Date:

(a)               Organization  and  Good  Standing.  The  Depositor  is  duly organized,  validly  existing  in good  standing  under  the laws of the
      State of Nevada,  and has the power and authority to own its  properties and to conduct the  business in which it is currently  engaged,  and had at all relevant times, and has, the power,  authority and legal right to acquire and own the Receivables.

(b)               Due  Qualification.  The  Depositor is duly  qualified to do business as a foreign  corporation  in good  standing,  and has obtained all necessary licenses and approvals,  in all jurisdictions in which the ownership  or lease of  property or the  conduct of its  business  shall require such qualifications.

(c)               Power  and  Authority.  The  Depositor  has  the  power  and authority  to execute and deliver  this  Agreement  and to carry out its terms and the execution,  delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

(d)               No  Violation.  The  consummation  by the  Depositor  of the transactions  contemplated  by this Agreement and the fulfillment by the
      Depositor  of the  terms  hereof  do not  conflict  with,  result in any breach of any of the terms and provisions  of, nor  constitute  (with or without  notice  or lapse of time) a  default  under,  the  articles  of incorporation or by-laws of the Depositor,  or any indenture,  agreement or other  instrument to which the Depositor is a party or by which it is bound;  nor result in the creation or imposition of any Lien upon any of its properties  pursuant to the terms of any such  indenture,  agreement

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      or other instrument  (other than the Basic  Documents);  nor violate any law or, to the best of the  Depositor's  knowledge,  any order,  rule or regulation  applicable to the  Depositor of any court,  federal or state
      regulatory   body,   administrative   agency   or   other   governmental
      instrumentality   having   jurisdiction   over  the   Depositor  or  its
      properties.

(e)               No Proceedings.  There are no proceedings or  investigations pending or, to the Depositor's  best knowledge,  threatened,  before any court, federal or state regulatory body,  administrative agency or other governmental  instrumentality  having jurisdiction over the Depositor or its  properties  which  (i) assert  the  invalidity  of this  Agreement,
      (ii) seek  to  prevent  the  consummation  of any  of  the  transactions contemplated  by this  Agreement  or  (iii) seek  any  determination  or ruling that might  materially  and adversely  affect the  performance by
      the   Depositor   of  its   obligations   under,   or  the  validity  or
      enforceability of, this Agreement.

SECTION 3.02.     Representations and Warranties of Seller.

(a)               The Seller hereby  represents  and warrants to the Depositor of the date hereof and as of the Closing Date:

(i)   Organization  and Good Standing.  The Seller is duly organized,  validly existing  in  good  standing  under  the  laws  of  the  State  of
            Delaware,  and has the power and  authority to own its  properties and to conduct the business in which it is currently engaged,  and had at all  relevant  times,  and has,  the power,  authority  and legal right to acquire and own the Receivables.

(ii)  Due  Qualification.  The Seller is duly  qualified  to do  business as a foreign  corporation  in  good  standing,  and  has  obtained  all necessary  licenses and approvals,  in all  jurisdictions in which the  ownership or lease of property or the conduct of its business shall require such qualifications.

(iii) Power and  Authority.  The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms;  the Seller has full power and  authority to sell and assign the property sold and assigned to the Depositor  hereby and has duly authorized such sale and  assignment to the  Depositor by all necessary  corporate action;  and  the  execution,  delivery  and  performance  of this
            Agreement has been duly  authorized by the Seller by all necessary corporate action.

(iv)  No  Violation.  The  consummation  by the  Seller  of  the  transactions contemplated  by this Agreement and the  fulfillment by the Seller of the terms hereof neither  conflict  with,  result in any breach of any of the terms and  provisions  of, nor  constitute  (with or without notice or lapse of time) a default under,  the certificate of  incorporation  or by-laws  of the  Seller,  or any  indenture, agreement  or other  instrument  to which the Seller is a party or by which it is bound;  nor result in the creation or imposition of any Lien upon any of its  properties  pursuant to the terms of any such  indenture,  agreement  or other  instrument  (other than the

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            Basic  Documents);  nor  violate  any law or,  to the  best of the
            Seller's  knowledge,  any order, rule or regulation  applicable to the  Seller  of any  court,  federal  or  state  regulatory  body,
            administrative   agency  or  other  governmental   instrumentality
            having jurisdiction over the Seller or its properties.

(v)   No  Proceedings.  There are no  proceedings or  investigations  pending, or, to the best of  Seller's  knowledge,  threatened,  before  any court, federal or state regulatory body,  administrative agency or other governmental  instrumentality  having  jurisdiction over the
            Seller or its properties  which  (i) assert the invalidity of this
            Agreement,  (ii) seek  to prevent the  consummation  of any of the transactions  contemplated  by this  Agreement or  (iii) seek  any determination  or  ruling  that  might  materially  and  adversely affect the performance by the Seller of its obligations  under, or the validity or enforceability of, this Agreement.

(vi)  No Consents Required. All approvals,  authorizations,  consents,  orders or other  actions of any Person or of any  Governmental  Authority required in  connection  with the  execution  and  delivery by the
            Seller  of  this  Agreement  or  any  other  Basic  Document,  the performance  by the  Seller of the  transactions  contemplated  by this Agreement or any other Basic Document and the  fulfillment by the Seller of the terms hereof or thereof,  have been  obtained or have been  completed  and are in full force and effect (other than approvals,  authorizations,  consents,  orders  or  other  actions which if not  obtained  or  completed  or in full force and effect would not have a  material  adverse  effect on the  Seller or upon the  collectability  of any  Receivable or upon the ability of the
            Seller to perform its obligations under this Agreement).

(b)               The  Seller   makes  the   following   representations   and
      warranties  as to the  Receivables  on which  the  Depositor  relied  in accepting  the  Receivables.  The parties  hereto  acknowledge  that the representations  and  warranties  below  require  the  Seller to monitor conditions  that it may not have the  ability to  monitor.  Accordingly, wherever the Seller makes, or is deemed to make, a  representation  that it cannot  monitor,  such  representation  shall be made as if  prefaced with the  phrase  "to the  best of the  Seller's  knowledge";  provided, however,  that the  determination  as to whether a Repurchase  Event has occurred  pursuant to  Section 6.02  shall be made  without  reliance on whether the Seller  actually had knowledge of the accuracy of any of its representations.  Such  representations  and warranties  speak as of the execution  and delivery of this  Agreement  but shall  survive the sale, transfer and  assignment  of the  Receivables  to the  Depositor and the subsequent  assignments and transfers of the Receivables pursuant to the
      Sale and Servicing Agreement and the Indenture:

(i)   Characteristics  of  Receivables.  Each Receivable (A) was originated in the United States of America by the Seller in the ordinary  course of business or was  originated by a Dealer in the ordinary  course of business,  in each case in connection with the retail sale by a
            Dealer  of  Financed  Equipment  in the  ordinary  course  of such
            Dealer's business,  was fully and properly executed by the parties thereto,  and if originated  by such Dealer,  was purchased by the
            Seller from such  Dealer and was  validly  assigned by such Dealer to the  Seller in  accordance  with its terms,  (B) has  created a

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            valid,  subsisting  and  enforceable  (subject to  paragraph  (iv)
            below) first priority  security interest in favor of the Seller in the Financed  Equipment,  and if applicable,  a valid,  subsisting
            and  enforceable   (subject  to  paragraph  (iv)  below)  security
            interest  in  favor  of the  Seller  in  the  Cross-Collateralized
            Equipment,  which security  interests are assignable by the Seller to the  Depositor,  by the Depositor to the Issuing  Entity and by
            the  Issuing  Entity  to  the  Indenture  Trustee,   (C)  contains
            customary  and  enforceable  (subject  to  paragraph  (iv)  below)
            provisions  such  that  the  rights  and  remedies  of the  holder thereof are adequate for  realization  against the  collateral  of the benefits of the  security and (D) provides for fixed  payments
            (except as described  below) on a periodic basis,  yields interest at a  fixed-rate  (in  the  case  of  Receivables  related  to  an
            Installment  Sales Contract) and is prepayable  without premium or
            penalty  at  any  time.  The  fixed  payments   provided  for  are
            sufficient to amortize the Amount  Financed of such  Receivable by maturity and yield interest at the APR.

(ii)  Schedule of  Receivables.  The  information set forth in the Schedule of
            Receivables  to this Agreement is true and correct in all material respects as of the opening of business on the Cut-off  Date and no selection  procedures believed to be adverse to the Noteholders or
            the    Certificateholder    were   utilized   in   selecting   the
            Receivables.  The computer  tape  regarding the  Receivables  made available to the  Depositor and its assigns is true and correct in all respects.

(iii) Compliance  with  Law.  Each  Receivable  and the  sale or  lease of the
            Financed  Equipment  complied  at the  time it was  originated  or made,  and at the  execution  of this  Agreement  complies  in all material  respects,  with all requirements of applicable  federal, state and local laws and regulations  thereunder,  including usury
            laws,   the  Federal   Truth-in-Lending   Act,  the  Equal  Credit
            Opportunity  Act,  the Fair Credit  Reporting  Act,  the Fair Debt
            Collection  Practices Act, the Federal Trade  Commission  Act, the
            Magnuson-Moss   Warranty   Act,   the  Federal   Reserve   Board's
            Regulations  B  and S  and  other  equal  credit  opportunity  and disclosure laws.

(iv)  Binding  Obligations.  Each  Receivable  represents the genuine,  legal, valid and binding  payment  obligation  in writing of the Obligor, enforceable  by the holder  thereof  (which as of the Closing Date
            is  the  Seller)  in  accordance   with  its  terms,   subject  to
            bankruptcy,  insolvency and other laws relating to the enforcement of  creditors'  rights  generally  and to  general  principles  of equity  (regardless of whether  enforceability  is considered in a proceeding  in  equity  or at law).  Such  enforceability  has not been and is not  adversely  affected  by whether or not the Seller was or is  qualified  to do  business  in the  state in which  the
            Obligor was or is located.

(v)   Security  Interest  in  Financed  Equipment.  Immediately  prior  to the sale,  assignment and transfer  thereof,  each Receivable shall be secured by a validly  perfected first priority  security  interest

                                       -9-

            in the  Financed  Equipment  in favor  of the  Seller  as  secured party.  As  of  the  Cut-off  Date,  such  Financed  Equipment  is located in the United States of America.

(vi)  Receivables  in Force.  No Receivable has been  satisfied,  subordinated or rescinded  and no Financed  Equipment  been  released  from the lien  granted by the related  Receivable  in whole or in part.  No
            Receivable  is  rescindable  on the  basis of  whether  or not the
            Seller was or is  qualified  to do  business in the state in which the Obligor was or is located.

(vii) Prospectus  Information.   As  of  the  Cut-off  Date,  each  Receivable
            conforms and all  Receivables  in the  aggregate  conform,  in all
            material   respects,   to  the   description   set  forth  in  the
            Prospectus, including all statistical data or otherwise.

(viii)      No  Amendments.  No  Receivable  has been  amended  such  that the amount of the Obligor's  Scheduled  Payments has been increased or decreased,  except for increases or decreases  resulting  from the
            inclusion  of  any  premium  for  forced-placed   physical  damage
            insurance covering the Financed Equipment.

(ix)  No Defenses.  To the best  knowledge of Seller,  no right of rescission, setoff,  counterclaim  or defense has been  asserted or threatened with respect to any Receivable.

(x)   No  Liens.  No liens or  claims  have  been  filed  for  work,  labor or materials  relating to any Financed Equipment that are liens prior to, or equal or  coordinate  with,  the  security  interest in the
            Financed Equipment granted by the Receivable.

(xi)  No  Default.  No  Receivable  has a payment  that is more  than  31 days overdue as of the Cut-off  Date and,  except as  permitted in this paragraph,  no  default,  breach,  violation  or event  permitting acceleration  under the terms of any  Receivable  has occurred and is continuing;  and (except for payment defaults  continuing for a period  of not more  than 31 days) no  continuing  condition  that with  notice  or the lapse of time  would  constitute  a  default, breach,  violation  or event  permitting  acceleration  under  the terms of any Receivable has arisen;  and the Seller has not waived and shall not waive any of the foregoing.

(xii) Insurance.  Each  Obligor is  required to obtain and  maintain  physical
            damage  insurance  and/or  liability  insurance,   as  applicable,
            covering the Financed  Equipment in  accordance  with the Seller's normal requirements.

(xiii)      Title.  It is the  intention  of the Seller that the  transfer and
            assignment   herein   contemplated   constitute   a  sale  of  the
            Receivables  from  the  Seller  to the  Depositor,  and  that  the beneficial  interest in and title to the  Receivables  not be part of the debtor's  estate in the event of the filing of a bankruptcy petition by or against  the Seller  under any  bankruptcy  law. No
            Receivable has been sold, transferred,  assigned or pledged by the
            Seller to any Person other than the Depositor.  Immediately  prior to the transfer and  assignment  herein  contemplated,  the Seller

                                       -10-

            has good and marketable title to each  Receivable,  free and clear of all  Liens,  encumbrances,  security  interests  and  rights of others and,  immediately upon the transfer thereof,  the Depositor shall have good and marketable title to each Receivable,  free and
            clear  of  all  Liens,   tax,   governmental   or  similar  liens,
            encumbrances,  security  interests  and rights of others;  and the transfer of the  Receivables  to the Depositor has been or will be within 10 days after the Closing Date perfected under the UCC.

(xiv) Lawful  Assignment.  No Receivable has been originated in, or is subject to the laws of, any  jurisdiction  under which the sale,  transfer and  assignment of such  Receivable or any  Receivable  under this
            Agreement,  the Sale and  Servicing  Agreement or the Indenture is
            unlawful, void or voidable.

(xv)  All Actions Taken.  All actions  necessary to give the Depositor a first priority perfected ownership interest in the Receivables  pursuant to the UCC have been  taken or will be taken  within 10 days after the Closing Date.

(xvi) Leases.  Each Lease,  relating to any Receivable  (A) creates a security interest  rather than a lease for purposes of Section 1-201 of the
            UCC,  (B) to  the best  knowledge  of Seller,  is not a  "consumer lease"  within  the  meaning  of  Article  2A of  the  UCC  in any jurisdiction  where said  Article 2A  has been adopted and governs the  construction  thereof,  (C) to the best  knowledge of Seller, the related  Obligor has accepted the related  Financed  Equipment leased to it and has not notified  Seller of any defects  therein,
            (D) is by its terms an absolute and  unconditional  obligation  of the  related  Obligor,  and is  non-cancelable,  (E) requires  the related  Obligor to maintain the related  Financed  Equipment  for its  own  account  except  for any  rental,  (F) the  rights  with respect to such  Lease are  assignable  by the  Seller  thereunder without  the  consent of any  Person,  (G) is net to the Seller of
            any   maintenance,   taxes,   insurance  or  other   expenses  and
            (H) contains  provisions  requiring the related  Obligor to assume all risk of loss or malfunction of the related Financed Equipment.

(xvii)      Maturity of  Receivables.  Each  Receivable has a final  scheduled payment  date due not later than the  payment  date  occurring  in
            [Date] as of the Cut-off Date and the weighted  average  remaining term of the Receivables is [__] months as of the Cut-off Date.

(xviii)     Location of Receivable  Files.  The  Receivable  Files are kept at the  location  listed  in  Schedule  B to the Sale  and  Servicing
            Agreement.

(xix) Outstanding  Contract  Balance.   Each  Receivable  has  an  outstanding
            Contract Balance of at least $[__] as of the Cut-off Date.

(xx)  No  Bankruptcies.  No Obligor on any  Receivable  as of the Cut-off Date
            was  noted in the  related  Receivable  File as  having  filed for bankruptcy or as being subject to a bankruptcy  proceeding  and to
            the  Seller's   knowledge  no  such   proceeding   is  pending  or
            threatened against any Obligor.

                                       -11-

(xxi) No Repossessions.  No Financed  Equipment  securing any Receivable is in repossession status.

(xxii)      Chattel  Paper.  Each  Receivable  constitutes  "tangible  chattel paper"  within  the  meaning  of the UCC of the States of New York and Nevada;

(xxiii)     Obligors.  None of the  Receivables  is due from any Person  which does not have a mailing  address in the United  States of America.
            No  Receivable  is due from the  United  States of  America or any
            State  or  from  any  agency,   department,   instrumentality   or
            political subdivision thereof.

(xxiv)      One  Original.  There is only one  Original  Contract  related  to each Receivable.  With respect to each Receivable,  the Seller has a perfected,  first  priority  ownership  or security  interest in such  Receivable,  free  and  clear  of all  Liens,  encumbrances, security interests or rights of others.

(xxv) Payment  Frequency.  As of the Cut-off Date and as shown on the books of the  Seller,  Receivables  having an  aggregate  Contract  Balance equal to approximately  [__]% of the aggregate Contract Balance of all  Receivables  had monthly  scheduled  payments;  and as of the
            Cut-off Date and as shown on the books of the Seller,  Receivables having an aggregate Contract Balance equal to approximately  [__]%
            of  the  aggregate   Contract   Balance  of  all  Receivables  had
            scheduled  payments  which have monthly  scheduled  payments other than  certain  months  specified  therein  for  which  payment  is skipped.

(xxvi)      Interest  Accrual.  Each  Receivable  related  to  an  Installment
            Sales Contract is, as of the Closing Date, accruing interest.

(xxvii)     Notification   of   Obligors.   With   respect   to  each   Dealer
            Receivable,  the related Obligor has been notified with respect to the assignment of the related Contract to the Seller.

                                  ARTICLE IV

                                  CONDITIONS

SECTION 4.01.     Conditions  to  the   Obligation  of  the   Depositor.   The
obligation  of the  Depositor  to purchase the  Receivables  is subject to the satisfaction of the following conditions:

(a)               Representations  and Warranties  True.  The  representations and warranties of the Seller  hereunder shall be true and correct on the
      Closing  Date with the same effect as if then made and the Seller  shall have  performed  all  obligations  to be performed by it hereunder on or prior to the Closing Date.

(b)               Computer  Files  Marked.   The  Seller  shall,  at  its  own
      expense on or prior to the Closing  Date (i)  indicate  in its  computer files that  receivables  created in connection with the Receivables have been sold to the  Depositor  pursuant to this  Agreement and sold by the

                                       -12-

      Depositor  to the  Issuing  Entity  pursuant  to the Sale and  Servicing
      Agreement and  (ii) deliver to the Depositor the Schedule of Receivables certified by the Chairman, the President,  a Vice President,  Secretary,
      the  Treasurer  or an  Assistant  Treasurer  of the  Seller  to be true, correct and complete.

(c)               Documents to be Delivered by Seller at Closing.

(i)   Assignment.  On the Closing  Date,  the Seller will  execute and deliver the  Assignment.  The  Assignment  shall be  substantially  in the form of Exhibit A.

(ii)  Other  Documents.  Such other  documents as the Depositor may reasonably request.

(d)               Other  Transactions.  The  transactions  contemplated by the
      Basic  Documents  to  be  consummated  on  the  Closing  Date  shall  be consummated on such date.

SECTION 4.02.     Conditions to Obligation  of Seller.  The  obligation of the
Seller  to  sell  the   Receivables   to  the  Depositor  is  subject  to  the
satisfaction of the following conditions:

(a)               Representations  and Warranties  True.  The  representations and warranties of the Depositor  hereunder  shall be true and correct on the Closing Date with the same effect as if then made and the  Depositor shall have performed all  obligations to be performed by it hereunder on or prior to the Closing Date.

(b)               Receivables   Purchase  Price.  On  the  Closing  Date,  the
      Depositor  shall  have  delivered  to  the  Seller  the  purchase  price specified in Section 2.01.

SECTION 4.03.     Junior Liens on Financed Equipment and Other Equipment.

(a)               To the  extent  that  any  item  of  Financed  Equipment  is subject to a security  interest in favor of the Seller (each,  an "Other
      Security  Interest") to secure an obligation of the related Obligor that is not part of a Receivable  that has been  transferred to the Depositor pursuant to Section 2.01 (each, an "Other Obligation"),  then the Seller agrees  that,  notwithstanding  any  other  provision  of any  document, instrument  or  agreement  to the  contrary,  and until (i) the  related
      Receivable  has been paid in full or (ii) the security  interest in such item of Financed  Equipment that secures the Receivable (the "Receivable
      Security Interest") has been discharged or released,  (A) the Receivable
      Security  Interest in the Financed  Equipment  shall be prior and senior to the Other Security Interest in the Financed Equipment,  and the Other
      Security  Interest in the Financed  Equipment  shall be subordinate  and junior to the Receivable  Security  Interest in the Financed  Equipment,
      (B) the Seller shall not transfer the Other  Obligation  to an Affiliate of the Seller or a trust (other than the Issuing Entity)  established by the  Depositor or any of its  Affiliates  unless the  documentation  for such transaction  provides that the Receivable  Security Interest in the
      Financed  Equipment  shall be prior and  senior  to the  Other  Security
      Interest in the Financed  Equipment,  and the Other Security Interest in
      the  Financed   Equipment   shall  be  subordinate  and  junior  to  the
      Receivable  Security  Interest in the  Financed  Equipment,  and (C) the
      Seller shall not transfer the Other Obligation  (other than as described

                                       -13-

      in clause (B) of this Section)  unless the transferee  agrees in writing that the Receivable  Security  Interest in the Financed  Equipment shall be prior and  senior  to the Other  Security  Interest  in the  Financed
      Equipment,  and the Other  Security  Interest in the Financed  Equipment
      shall be subordinate and junior to the Receivable  Security  Interest in the Financed Equipment.

(b)               To the extent that any  Receivable  is secured by a security interest in any equipment other than the Financed  Equipment (the "Other
      Equipment") and such Other  Equipment is subject to a security  interest
      (each,  an "Affiliate  Trust Security  Interest") in favor of the Seller that has been  assigned by the Seller to a trust (other than the Issuing
      Entity) established by the Depositor or any of its Affiliates,  then the
      Seller and the Depositor  agree that that the Affiliate  Trust  Security
      Interest  in the  Other  Equipment  shall be  prior  and  senior  to the security  interest in the Other  Equipment that secures the  Receivable, and the  security  interest  in the Other  Equipment  that  secures  the
      Receivable  shall be  subordinate  and  junior  to the  Affiliate  Trust
      Security Interest in the Other Equipment.

                                 ARTICLE V

                  COVENANTS OF THE SELLER AND THE DEPOSITOR

      The  Seller  and  the  Depositor  agree  with  each  other  as  follows;
provided,  however,  that to the extent  that any  provision  of this  Article conflicts  with any  provision of the Sale and Servicing  Agreement,  the Sale and Servicing Agreement shall govern:

SECTION 5.01.     Protection of Right, Title and Interest.

(a)               Further  Assurances.  The Seller  shall take all  actions to preserve and protect the right,  title and interest of the  Depositor in and to the  Receivables  and the other  property  included  in the Owner
      Trust Estate.  The Depositor  shall  cooperate  fully with the Seller in connection  with the  obligations  set forth above and will  execute any and all  documents  reasonably  required  to fulfill the purpose of this paragraph.

(b)               Name  Change.  Within  15 days  after the  Seller  makes any change in its name or type or jurisdiction of  organization,  the Seller shall give the Depositor notice of any such change.

(c)               UCC  Financing   Statements.   The  Seller  shall  file  and
      maintain all  appropriate  financing  statements  (in the proper  filing office,  in the  appropriate  jurisdiction),  necessary to perfect,  and maintain the perfection of, the ownership  interest or security interest of the Depositor in the Receivables.

SECTION 5.02.     Other  Liens  or  Interests.   Except  for  the  conveyances
hereunder  and  pursuant  to the Sale and  Servicing  Agreement  and the other
Basic Documents,  the Seller shall not sell, pledge, assign or transfer to any
Person, or grant,  create,  incur,  assume or suffer to exist any Lien on, any interest  in, to and under the  Receivables,  and the Seller  shall defend the right,  title and interest of the Depositor  in, to and under the  Receivables against all claims of third  parties  claiming  through or under the Seller or any  Dealer;  provided,  however,  that the  Seller's  obligations  under this

                                       -14-

Section  shall  terminate  one year and one day after the  termination  of the
Issuing Entity pursuant to the Trust Agreement.

SECTION 5.03.     Chief   Executive   Office.   During   the   term   of   the
Receivables,  the Seller will  maintain its chief  executive  office in one of the States of the United States of America or the District of Columbia.

SECTION 5.04.     Corporate Existence.

(a)               During the term of this  Agreement,  the Depositor will keep in full force and  effect its  existence,  rights  and  franchises  as a corporation  under the laws of Nevada and will obtain and  preserve  its qualification  to  do  business  in  each  jurisdiction  in  which  such qualification  is or shall be  necessary  to protect  the  validity  and enforceability  of this  Agreement,  the Basic  Documents and each other
      instrument  or  agreement   necessary  or   appropriate  to  the  proper
      administration  of this  Agreement and the Sale and Servicing  Agreement and the transactions contemplated hereby.

(b)               The  Seller  will not take  any  action  or fail to take any action if such act or omission  would cause the Depositor not to observe the covenants set forth in  Section 5.04(c) or to violate the provisions of the Depositor's articles of incorporation.

(c)               The  Depositor  and the  Seller  agree  that  each of  their respective  businesses  shall  be  conducted  as  follows,  and  neither
      Depositor  nor the  Seller  shall  take any  action  or fail to take any action if such act or omission would cause its  respective  business not to be conducted as follows:

(i)   The Depositor  will maintain both an office at which its business is and will be conducted and a telephone  number separate from the Seller or any of the Seller's Affiliates.

(ii)  At  least  two of the  Depositor's  directors  are not and  will  not be directors,  officers  or  employees  of the  Seller  or any of the
            Seller's  Affiliates.  No employee of the  Depositor  shall engage in any servicing  functions with respect to the  Receivables  and, with  respect to the  Depositor,  shall only  engage in  corporate governance  and  clerical  functions.  So  long  as the  Depositor maintains an employee at its office,  the  Depositor  shall at all times maintain comprehensive  liability and workmen's compensation insurance  (as is  customary  for  commercial  enterprises)  in an amount,  when taking into account any available  umbrella  policy, at least equal to $5,000,000.

(iii) The  Depositor  will maintain  corporate  records and books and accounts separate  from  those  of  the  Seller  or  any  of  the  Seller's
            Affiliates.

(iv)  Except as expressly  permitted by the Sale and Servicing  Agreement with respect to  collections on the  Receivables  prior to the transfer of such  collections to the Collection  Account,  the  Depositor's funds  will not be  commingled  with those of the Seller or any of

                                       -15-

            the Seller's  Affiliates,  and the Depositor  shall  maintain bank accounts  separate from those of the Seller or any of the Seller's
            Affiliates.

(v)   As  long  as it is the  Servicer,  the  Seller  shall  maintain  records permitting  a  determination  on a daily  basis of the  amount and location of any of its funds  which are  commingled  as  permitted under clause (iv) above.

(vi)  The Board of Directors of the Depositor will take appropriate  corporate
            action   (including   holding  meetings  or  acting  by  unanimous
            consent) to authorize all of the  Depositor's  corporate  actions, and minutes  shall be  maintained  by the  Depositor  separate and apart from those of the Seller or any of the Seller's Affiliates.

(vii) The Depositor shall at all times be adequately  capitalized to engage in the transactions  contemplated at its formation.  Without limiting the foregoing,  the Depositor shall at all times maintain  capital sufficient  to pay  its  rent,  salary  of any  employee,  and any required  insurance from the Closing Date until the termination of the Issuing Entity in accordance  with the terms and conditions of the Trust Agreement.

(viii)      The  Depositor  shall not incur or  guarantee  any debt other than under the Sale and  Servicing  Agreement,  nor shall the Depositor make any loans,  pledge  its  assets for the  benefit of any other entity or hold out its credit as being  available  to satisfy  the obligations of others,  other than as permitted by the Depositor's articles of incorporation.

(ix)  The  Depositor  shall not engage in any  transaction  with the Seller or any of the Seller's  Affiliates on terms more  favorable than in a similar transaction involving a third party.

(x)   The Depositor shall at all times use its own stationery.

(xi)  The Depositor shall always be described as a separate  corporation,  and never as a department,  division or otherwise of the Seller or any of the Seller's Affiliates.

(xii) The  Depositor  shall act solely in its own  corporate  name and through its own  authorized  officers  and agents.  Neither the  Depositor nor any of Depositor's  Affiliates shall be appointed agent of the
            Seller,   except  as  expressly  provided  for  by  the  Sale  and
            Servicing Agreement and the Administration Agreement.

(xiii)      The data and  records  (including  computer  records)  used by the
            Depositor or the Seller in the  collection and  administration  of the Receivables shall reflect the Depositor's  ownership  interest therein.

(xiv) Other than organizational  expenses,  the Depositor shall be responsible for the  payment of all  expenses  including  the  salaries of its

                                       -16-

            employees,  indebtedness  and other  obligations  incurred  by it, including  a fair and  reasonable  allocation  for  shared  office space.

(xv)  The  Depositor  shall at all times hold  itself out to the public  under the  Depositor's  own name as a legal entity separate and distinct from the  Seller  and any of the  Seller's  Affiliates  and  shall
            correct  any  known   misunderstanding   regarding   its  separate
            identity.

(xvi) None of the  Depositor's  funds nor any of the funds  held by the Seller on behalf of the  Depositor or the holders of the  Certificate  or the Notes shall be invested in securities  issued by the Seller or any of the Seller's Affiliates.

(xvii)      The Depositor  shall at all times maintain a sufficient  number of employees in light of its contemplated business operations.

(xviii)     At any time the  Notes  are  outstanding,  the  Seller  shall  not
            (A) dissolve  or  liquidate,  (B)  merge or  consolidate  with any other entity, (C) sell its assets  substantially in their entirety to any other  entity or (D) amend its  articles of  incorporation, in each case unless the Rating Agency Condition is satisfied.

(d)               The  Depositor and the Seller will each furnish to the other on or before April 30 of each year (commencing  April 30, 20[__]) for so long  as any  Certificate  or  Note  remains  outstanding  an  Officer's
      Certificate to the effect that all of its respective  obligations  under this Section 5.04 have been fulfilled  throughout the preceding calendar year (or the period from the Closing Date until December 31, 20[__],  as applicable),  or, if there has been any  default in the  fulfillment  of any such  obligations,  specifying each such default known to the signer thereof and the nature and status thereof.

(e)               The Seller will not  transfer or assign any  interest in the
      Depositor  except  pursuant to an instrument  under which the transferee or assignee of such interest  expressly  assumes the  performance of all covenants  of  the  Seller  to  be  performed  or  observed  under  this
      Section 5.04.

(f)               The annual consolidated  audited financial statements of the
      Depositor  and the Seller will  reflect  the results of the  issuance of the  Notes  and  Certificates  in  accordance  with  generally  accepted accounting  principles  and also  disclose that the assets of the Seller are  not  available  to pay  creditors  of the  Depositor  or any  other
      Affiliate of the Seller.

SECTION 5.05.     Indemnification.  The Seller shall  indemnify  the Depositor for any  liability as a result of the failure of a Receivable to be originated in compliance  with all  requirements  of law and for any breach of any of its
representations   and   warranties    contained   herein,   other   than   the
representations  and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by  Section 6.02;  provided,  however,  that the
Seller shall  indemnify the Depositor for any liability  arising from a breach of  Section 3.02(b)(ii),  (iii) and (xxv).  These indemnity  obligations shall be in addition to any other obligation that the Seller may otherwise have.

                                       -17-

SECTION 5.06.     Regulation  AB  Compliance.  The Seller shall provide to the
Depositor  such  information  and  disclosure  as is  required  to enable  the
Depositor to comply with all of its obligations  under Regulation AB under the
Securities Act of 1933 and the Securities Exchange Act of 1934.

                                   ARTICLE VI

                           MISCELLANEOUS PROVISIONS

SECTION 6.01.     Obligations of Seller.  The  obligations of the Seller under this Agreement shall not be affected by reason of any  invalidity,  illegality or irregularity of any Receivable.

SECTION 6.02.     Repurchase Events.

(a)               The Seller  hereby  covenants  and agrees with the Depositor
      for  the  benefit  of  the  Depositor,   the  Indenture   Trustee,   the
      Noteholders,  the  Owner  Trustee  and the  Certificateholder  that  the occurrence  of a  breach  of  any of the  Seller's  representations  and warranties  contained in Section 3.02(b)  (other than the representation
      and  warranty  contained  in   Section 3.02(b)(xxv))  in  respect  of  a
      Receivable   shall   constitute  an  event   obligating  the  Seller  to
      repurchase  such  Receivable  (each,  a  "Repurchase   Event"),  at  the
      Purchase Amount from the Depositor or from the Issuing Entity.

(b)               These repurchase  obligations of the Seller shall constitute
      the  sole  remedies  to  the  Depositor,   the  Indenture  Trustee,  the
      Noteholders,  the Owner  Trustee and the  Certificateholder  against the
      Seller with respect to any Repurchase Event.

(c)               The terms  and  conditions  of the  Depositor's  rights  and obligations  to  enforce  its  right  of  repurchase  pursuant  to  this
      Section 6.02   shall  be  governed  by  Section 3.02  of  the  Sale  and
      Servicing Agreement.

SECTION 6.03.     Depositor  Assignment  of  Repurchased   Receivables.   With
respect  to  all  Receivables  repurchased  by the  Seller  pursuant  to  this
Agreement,  the Depositor shall assign,  without  recourse,  representation or warranty,  to the Seller all the Depositor's  right, title and interest in and to such Receivables, and all security and documents relating thereto.

SECTION 6.04.     Issuing  Entity.  The Seller  acknowledges  and agrees  that
(a) the Depositor  will,  pursuant to the Sale and Servicing  Agreement,  sell the  Receivables  to the  Issuing  Entity and  assign  its  rights  under this
Agreement to the Issuing Entity, (b) the Issuing Entity will,  pursuant to the
Indenture,  assign such  Receivables and such rights to the Indenture  Trustee and (c) the  representations  and  warranties  contained in this Agreement and the rights of the Depositor under this Agreement,  including Section 6.02, are intended  to  benefit  the  Issuing  Entity,  the  Certificateholder  and  the
Noteholders (and may be enforced  directly by the Indenture  Trustee on behalf of the  Noteholders  and by the Owner Trustee on behalf of the Issuing  Entity or the  Certificateholder).  The Seller hereby  consents to all such sales and assignments.

SECTION 6.05.     Amendment.  This  Agreement  may be  amended  from  time  to time,  with  prior  written  notice  to  the  Rating  Agencies,  by a  written amendment  duly  executed  and  delivered  by the  Seller  and the  Depositor,

                                       -18-

without  the  consent of the  Noteholders  or the  Certificateholder,  for the
purpose of adding any  provisions to or changing in any manner or  eliminating any of the  provisions  of this  Agreement  or of  modifying in any manner the rights of the Noteholders or  Certificateholder;  provided that such amendment will not, as  expressed  in an Opinion of Counsel,  materially  and  adversely affect the interest of any Noteholder or the  Certificateholder or the federal tax  characterization  of the Notes. This Agreement may also be amended by the
Seller and the Depositor,  with prior written  notice to the Rating  Agencies, with the consent of the  Noteholders  evidencing a majority in the Outstanding
Principal  Amount of the Notes and the  Certificateholder  for the  purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any  manner the rights of
Noteholders  or  the  Certificateholder;   provided,  however,  that  no  such
amendment  may  (i) increase  or  reduce  in any  manner  the  amount  of,  or accelerate  or delay  the  timing  of,  any  payment  by Seller  hereunder  or collections of payments on Receivables or  distributions  that are required to be made  for the  benefit  of  Noteholders  or the  Certificateholder  or (ii)
reduce the  aforesaid  percentage of the Notes and the  Certificate  which are required to consent to any such amendment,  without the consent of the holders of all the outstanding Notes and the holder of the Certificate.

SECTION 6.06.     Waivers.  No failure  or delay on the part of the  Depositor in  exercising  any  power,  right  or  remedy  under  this  Agreement  or the
Assignment shall operate as a waiver thereof,  nor shall any single or partial exercise of any such power,  right or remedy preclude and any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.07.     Notices.  All  demands,  notices  and  communications  under this  Agreement  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  and shall be deemed to have been duly  given  upon  receipt  (a) in the  case  of the  Seller,  to  Caterpillar
Financial  Services  Corporation,   2120  West  End  Avenue,   Nashville,   TN
37203-0001,  (615) 341-1000; (b) in the case of the Depositor,  to Caterpillar
Financial Funding  Corporation,  4040 S. Eastern Avenue, Suite 344, Las Vegas,
Nevada  89119 (702)  735-2514;  (c) in the case of [Name and address of Rating
Agency  1]; and (d) in the case of [Name and  address of Rating  Agency 2]; or
as to each of the  foregoing,  at such other address as shall be designated by written notice to the other parties.

SECTION 6.08.     Costs  and  Expenses.  The  Seller  will  pay  all  expenses incident to the performance of its obligations  under this Agreement,  and the
Seller agrees to pay all  reasonable  out-of-pocket  costs and expenses of the
Depositor,  excluding  fees and expenses of counsel,  in  connection  with the perfection  as against  third  parties  of the  Depositor's  right,  title and interest in and to the  Receivables  and the  enforcement of any obligation of the Seller hereunder.

SECTION 6.09.     Representations  of Seller  and  Depositor.  The  respective agreements,  representations,  warranties  and other  statements by the Seller and the  Depositor  set  forth in or made  pursuant  to this  Agreement  shall
remain  in  full  force  and  effect  and  will  survive  the  closing   under
Section 2.02.

                                       -19-

SECTION 6.10.     Confidential  Information.  The  Depositor  agrees  that  it will  neither use nor  disclose to any Person the names and  addresses  of the
Obligors,  except in connection with the enforcement of the Depositor's rights hereunder,  under the Receivables,  under the Sale and Servicing  Agreement or any other Basic Document or as required by any of the foregoing or by law.

SECTION 6.11.     Headings  and  Cross-References.  The  various  headings  in this  Agreement  are  included for  convenience  only and shall not affect the meaning or  interpretation  of any provision of this Agreement.  References in this  Agreement  to Section  names or  numbers  are to such  Sections  of this
Agreement.

SECTION 6.12.     Governing Law. THIS AGREEMENT AND THE  ASSIGNMENTS  SHALL BE
GOVERNED  BY AND  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW
YORK WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS
5-1401  AND  5-1402  OF  THE  NEW  YORK  GENERAL  OBLIGATIONS  LAW),  AND  THE
OBLIGATIONS,  RIGHTS, REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

SECTION 6.13.     Counterparts.  This  Agreement  may  be  executed  in two or more counterparts and by different parties on separate  counterparts,  each of which shall be an original,  but all of which  together  shall  constitute one and the same instrument.

                           [Signature Page Follows]

                                       -20-

      IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed by their respective  officers duly authorized as of the date and year first above written.

                                       CATERPILLAR FINANCIAL FUNDING
                                       CORPORATION, as Depositor

                                       By:_____________________________________
                                            Name:
                                            Title:

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Seller

                                       By:_____________________________________
                                            Name:
                                            Title:

                                  SCHEDULE A

                           SCHEDULE OF RECEIVABLES

                               Schedule A-1

                                  EXHIBIT A

                          ASSIGNMENT OF RECEIVABLES

                                    [Date]

            For value received, in accordance with the Purchase Agreement, dated as of [Date] (the "Purchase Agreement"), between the undersigned, as seller, and Caterpillar Financial Funding Corporation, as purchaser (the
"Depositor"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Depositor, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables, and all monies
(including accrued interest) due thereunder on and after the Cut-off Date;
(ii) the interests of the undersigned in the security interests in the
Transaction Equipment granted by Obligors pursuant to the Receivables and any other interest of the undersigned in such Transaction Equipment, including any Liquidation Proceeds; (iii) the interest and rights of the undersigned in any proceeds with respect to the Receivables from claims on any physical damage, credit life, liability or disability insurance policies covering
Financed Equipment or Obligors, as the case may be; (iv) the interest of the undersigned in any proceeds from recourse to, or other payment by, Dealers on
Receivables; and (v) the proceeds of any and all of the foregoing.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the
Purchase Agreement and is to be governed by the Purchase Agreement.

            Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the day and year first set forth above.

                                    CATERPILLAR FINANCIAL SERVICES
                                    CORPORATION

                                    By:   _________________________________
                                          Name:
                                          Title:

                                       A-1